Exhibit 10.2
AMENDMENT NO. 5 TO CREDIT AGREEMENT
This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 31, 2023, by and between National CineMedia, LLC, a Delaware limited liability company (the “Borrower”) and each of the Lenders (as defined below) party hereto.
R E C I T A L S:
A.    The Borrower, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”) are parties to the Credit Agreement dated as of June 20, 2018 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 30, 2020, that certain Amendment No. 2 to Credit Agreement, dated as of March 8, 2021, that certain Amendment No. 3 to Credit Agreement, dated as of January 5, 2022, that certain Amendment No. 4 to Credit Agreement, dated as of January 17, 2023 and as further amended, restated, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).
B.    The Borrower has requested an amendment to the Credit Agreement that would effect certain modifications thereto as set forth herein. Each Lender party hereto, which constitutes the Required Lenders, Majority Revolving Credit Facility Lenders and the Majority Term Loan Facility Lenders, consents to this Amendment.
C.    Section 10.1 of the Credit Agreement permits the Borrower and the Required Lenders to enter into waivers, amendments or other modifications to the Credit Agreement and the other Loan Documents, in accordance with the provisions of such Section 10.1 of the Credit Agreement.
D.    Accordingly, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions and Interpretation.
1.1Definitions. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
1.2Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.2 of the Amended Credit Agreement.
Section 2.Amendments to Loan Documents. Subject to the satisfaction of the conditions precedent specified in Section 3 below and effective as of the Amendment No. 5 Effective Date:

(1)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in alphabetical order thereof:
““Amendment No. 5” shall mean that certain Amendment No. 5 to Credit Agreement, dated as of March 31, 2023, by and among, the Borrower and the Lenders party thereto.”
““Amendment No. 5 Effective Date” shall mean March 31, 2023.”
(i)Section 8(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof (solely in the case of the payment of principal due pursuant to Section 2.3 on March 31, 2023, within nine Business Days after such principal becomes due in accordance with the terms hereof) and”
Section 3.Conditions to Effectiveness. This Amendment shall be legal, valid and binding on (and as of) the date hereof, and subject to the last paragraph of this Section 3, the amendments implemented pursuant to Section 2 hereof shall become effective immediately upon the time at which the following conditions precedent are satisfied or waived by the Administrative Agent at the direction of the Required Lenders (the date of such satisfaction, the “Amendment No. 5 Effective Date”):
The Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Required Lenders and the Majority Term Loan Facility Lenders:
(i)Counterparts of this Amendment duly executed by the Borrower, the Administrative Agent, the Lenders that constitute the Required Lenders.
(ii)(i) Such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (ii) such documents and certificates (including applicable organizational documents) and, if applicable, good standing certificates in the jurisdiction of organization of the applicable Loan Party) as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized and formed, and that each of them is validly existing and in good standing, except to the extent that failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.
(iii)The Borrower shall have prepared and provided to the Administrative Agent a customary certificate certifying to the matters set forth in Sections 4.5 and 4.6 (below).

Notwithstanding the foregoing, for purposes of determining compliance with, and satisfaction of, the conditions specified in this Section 3, the Administrative Agent and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder hereof, any waiver of which shall be as determined by the Administrative Agent (on behalf of itself or any Person for whom such amount is for the benefit of) or any professional advisor owed such amount). The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 5 Effective Date, and such notice shall be conclusive and binding.
Section 4.Representations and Warranties. The Borrower represents and warrants to the Lenders party hereto as follows:
4.1Power and Authority. It has the limited liability company power and authority to, and the legal right to, make, execute and deliver this Amendment and to perform its obligations under this Amendment and under the Amended Credit Agreement and other Loan Documents to which it is a party.
4.2Authorization. It has taken all proper and necessary limited liability company action to authorize the execution, delivery and performance of this Amendment and the other transactions contemplated hereby and the performance of the Amended Credit Agreement and the other Loan Documents and to authorize the borrowings on the terms and conditions of this Amendment.
4.3Non-Violation. The execution and delivery of this Amendment and the performance and observance by it of the provisions hereof do not and will not (i) violate the Organizational Documents of the Borrower, (ii) violate any Requirement of Law of the Borrower or any of its Subsidiaries, as such may be applicable to or binding on each except, to the extent any such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (iii) constitute a default under any Contractual Obligations of the Borrower or any of its Subsidiaries, as such may be applicable to or binding on each, except to the extent such default could not reasonably be expected to result in a Material Adverse Effect, and (iv) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation (other than the Liens permitted by the Amended Credit Agreement).
4.4Validity and Binding Effect. This Amendment has been duly executed and delivered by the Borrower. On the Amendment No. 5 Effective Date, this Amendment shall constitute a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.5Representations and Warranties in Credit Agreement. After giving effect to this Amendment, the representations and warranties of each Loan Party contained in the Amended Credit Agreement and each Loan Document are true and correct in all material respects as of the Amendment No. 5 Effective Date; provided, that to the extent that such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
4.6No Event of Default. On the Amendment No. 5 Effective Date, both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred or is continuing.
4.7No Consent. No consent, exemption, authorization or approval of, registration or filing with, notice or any other action by, any Governmental Authority or any other Person is required on the part of or with respect to the Borrower in connection with this Amendment, or the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Document, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.
Section 5.Reaffirmation of Agreements and Security Interest. The Borrower hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document (including the Guarantee and Collateral Agreement) to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) [reserved] and (iii) its grant of Liens on the Collateral to the Collateral Agent for the benefit of the Lenders to secure the prompt payment and performance in full when due of the Obligations pursuant to the Security Documents.
Section 6.Miscellaneous.
6.1Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
6.2Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any subsequent extension of credit shall affect any of such representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
6.3Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.4Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.5Loan Documents Unaffected. Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect as amended on the date hereof and that all of its obligations thereunder shall be valid and enforceable (except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)) and shall not be impaired or limited by the execution or effectiveness of this Amendment. On and after the Amendment No. 5 Effective Date, the parties confirm and acknowledge with respect to each Loan Document not amended or modified restated in connection with the Amendment that unless the context otherwise requires (i) each reference in such Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall be a reference to the Credit Agreement as amended by the Amendment, and as such agreement may be otherwise amended, amended and restated, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any such Loan Document by reference to the terms defined in the “Credit Agreement” shall reference the defined terms in the Credit Agreement, as amended hereby, as the same may be otherwise amended, amended and restated, modified or supplemented and in effect from time to time. This Amendment is a Loan Document.
6.6Waiver of Claims. The Borrower hereby acknowledges and agrees that, through the date hereof, each of the Administrative Agent and the Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Borrower in connection with the Obligations, the Credit Agreement, and the other Loan Documents, and, to the maximum extent permitted by applicable law, the Borrower hereby waives and releases any claims to the contrary with respect to the period through the Amendment No. 5 Effective Date. To the maximum extent permitted by applicable law, the Borrower hereby releases, acquits and forever discharges the Administrative Agent and each of the Lenders, their respective Affiliates, and their respective officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former, from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Obligations, this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby and thereby.
6.7[Reserved].
6.8[Reserved].
6.9Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.
6.10Counterparts. This Amendment may be executed in any number of counterparts, each of which will be an original and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (including in “.pdf” format) will be effective as delivery of a manually executed counterpart hereof. The words “execution,”

“signed,” “signature,” and words of like import in this Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.11GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
6.12Notices; Submission to Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 10.2, 10.12 and 10.18 of the Credit Agreement are hereby incorporated mutatis mutandis with all references to the “Agreement” therein being deemed references to this Amendment.
[Remainder of page blank; signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

NATIONAL CINEMEDIA, LLC as Borrower
By its manager, National CineMedia, Inc.

By:	/s/ Ronnie Y. Ng
	Name:	Ronnie Y. Ng
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 5]

LENDERS:
Bronco Trading LLC
By: Truist Bank as Manager,
as a Lender

By:	/s/ Connie Bailey-Blake
	Name:	Connie Bailey-Blake
	Title:	Vice President

ABRY ADVANCED SECURITIES FUND III, L.P., as a Lender

By: ABRY ASF Investors III, L.P.
Its: General Partner

By: ABRY Advanced Securities Holdings III, LLC
Its: General Partner

By:	/s/ John Connor
	Name:	John Connor
	Title:	Authorized Person

Lockwood Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC.

As Collateral Manager

By:	/s/ Frank J. Sherrod
	Name:	Frank J. Sherrod
	Title:	Chief Operating Officer

Hoback Trading LLC
By: Truist Bank as Manager
as a Lender

By:	/s/ Connie Bailey-Blake
	Name:	Connie Bailey-Blake
	Title:	Vice President

Bank of America, N.A.
as a Lender

By:	/s/ Alexander Watts
	Name:	Alexander Watts
	Title:	AVP

Glendon Opportunities Fund II, L.P., as a Lender
By: Glendon Capital Management L.P., as its
investment advisor

By:	/s/ Haig Maghakian
	Name:	Haig Maghakian
	Title:	Authorized Person

Apollo Trading LLC,
as a Lender

By:	/s/ Alexander Watts
	Name:	Alexander Watts
	Title:	Authorized Signatory

Appalachian Funding LLC,
as a Lender

By:	/s/ Alexander Watts
	Name:	Alexander Watts
	Title:	Authorized Signatory

MALAGA LLC, as a Lender

By:	/s/ Kevin Huang
	Name:	Kevin Huang
	Title:	Associate Director

Aon Collective Investment Trust - Multi-Asset Credit Fund, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

AVAW Loans Sankaty z.H. Internationale        Kapitalanlagegesellschaft mbH, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Blue Cross of California, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Community Insurance Company, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

San Francisco City and County Employees’ Retirement System, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Australia Retirement Trust, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Total Return Credit, L.P., as a Lender
By: Bain Capital Total Return Credit General Partner, LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2017-1, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2017-2, Limited, as a Lender
By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital High Income Partnership, L.P., as a Lender
By: Bain Capital High Income Investors, L.P.
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2018-1, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-2, Limited, as a Lender
By: Bain Capital Credit CLO Manager, LLC, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-3, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Collateral Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-4, Limited, as a Lender

By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-1, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-2, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-3, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-1, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-2, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-3, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-5, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-6, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-2, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, as portfolio manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-3, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, as portfolio manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, as portfolio manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-5, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager II, LP, as portfolio manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

CMAC Fund 1, L.P., as a Lender
By: Bain Capital Credit Managed Account Investors (CMAC Fund 1), LLC, its general partner
By: Bain Capital Credit Member II, Ltd., its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Senior Loan Fund, L.P., as a Lender
By: Bain Capital Senior Loan Investors, LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

CommonSpirit Health Operating Investment Pool, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

CommonSpirit Health Master Retirement Trust, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Future Fund Board of Guardians, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital I ICAV acting in respect of and for the account of its sub fund Global Loan, Fund, as a Lender

By:	/s/ Tom Maughan
	Name:	Tom Maughan
	Title:	Director

Bain Capital Credit Dislocation Fund (B), L.P.,
as a Lender
By: Bain Capital Credit Dislocation Fund General Partner, LLC
Its: general partner
By Bain Capital Credit Member II, Ltd.
its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (FSS), L.P., as a Lender
By: Bain Capital Credit Managed Account Investors (FSS), L.P., its general partner
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Government Employees Superannuation Board, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Future Fund Board of Guardians for and on behalf of Medical Research Future Fund, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (PSERS), L.P., as a Lender
By: Bain Capital Credit Managed Account Investors, LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Retail Employees Superannuation Trust, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Race Point IX CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit Managed Account (Blanco), L.P., as a Lender
By: Bain Capital Credit Managed Account Investors (Blanco), LLC, its general partner
By: Bain Capital Credit Member, LLC, its manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Race Point VIII CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Los Angeles County Employees Retirement Association, as a Lender
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2022-1, Limited, as a Lender
By: Bain Capital Credit, LP, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-5, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Baloise Senior Secured Loan Fund II, as a Lender
By: Bain Capital Credit, LP, as Sub Investment Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2019-1, Limited, as a Lender
By: Bain Capital Credit CLO Manager, LLC, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2018-2, Limited, as a Lender
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Race Point X CLO, Limited, as a Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Floating Rate Income Fund, a series of John Hancock Funds II, as a Lender
By: BCSF Advisors, LP, its Subadviser

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Suzuka INKA, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2021-7, Limited, as a Lender

By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Senior Loan Fund (SRI), L.P., as a Lender
By: Bain Capital Senior Loan Investors (SRI), L.P., its general partner
By: Bain Capital Credit Member, LLC, its general partner

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Bain Capital Credit CLO 2020-4, Limited, as a Lender
By: Bain Capital Credit U.S. CLO Manager, LLC, its Portfolio Manager

By:	/s/ Sally Fassler Dornaus
	Name:	Sally Fassler Dornaus
	Title:	Partner/CFO-Bain Capital Credit, LP

Funds managed by Carlyle CLO Management LLC and affiliate funds, or affiliates thereof, as a Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director - Partner

Carlyle Funds
Carlyle C17 CLO, Ltd.

Carlyle Global Market Strategies CLO 2012-4, Ltd.

Carlyle Global Market Strategies CLO 2014-3-R, Ltd.

Carlyle Global Market Strategies CLO 2015-5, Ltd.

Carlyle Global Market Strategies CLO 2016-1, Ltd.

Carlyle Global Market Strategies CLO 2016-3, Ltd.

Carlyle US CLO 2018-1, Ltd.

Carlyle US CLO 2018-2, Ltd.

Carlyle US CLO 2018-3 - Blocker, Ltd.

Carlyle US CLO 2018-4, Ltd.

Carlyle US CLO 2019-1, Ltd.

Carlyle US CLO 2019-2, Ltd.

Carlyle US CLO 2019-2 - Blocker, Ltd.

Carlyle US CLO 2019-3 - Blocker, Ltd.

Carlyle US CLO 2019-4 - Blocker, Ltd.

Carlyle US CLO 2020-1 - Blocker, Ltd.

Carlyle C17 CLO, Ltd.

Wazee Street Capital Management LLC
As Investment Manager to the Lenders listed below:

By:	/s/ R Michael Collins
	Name:	R Michael Collins
	Title:	President

Wazee Street Opportunities Fund V LP
WSOF V Splitter LP

ArrowMark Partners, as a Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Partner

Elevation CLO 2013-1, LTD
Elevation CLO 2014-2, Ltd.
Elevation CLO 2017-6, LTD
Elevation CLO 2017-8, Ltd.
Elevation CLO 2018-9, Ltd.
Elevation CLO 2018-10, Ltd.
Elevation CLO 2020-11, Ltd.
Après Static CLO 1, Ltd.

Canaras Capital Management, LLC as Service Provider on behalf of the below listed funds

Saranac CLO VII Limited
Saranac CLO III Limited
Saranac CLO V Limited

By:	/s/ Richard Vratanina
	Name:	Richard Vratanina
	Title:	Authorized Signatory

Regatta VI Funding Ltd.
Regatta VII Funding Ltd.
Regatta VIII Funding Ltd.
Regatta IX Funding Ltd.
Regatta X Funding Ltd.
Regatta XI Funding Ltd.
Regatta XII Funding Ltd.
Regatta XVI Funding Ltd.
each, as a Lender

By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Scott Lorinsky
	Name:	Scott Lorinsky
	Title:	Authorised Signatory

Regatta II Funding L.P.
Regatta XIII Funding Ltd.
Regatta XIV Funding Ltd.
Regatta XV Funding Ltd.
Regatta XVII Funding Ltd.
Regatta XVIII Funding Ltd.
Regatta XX Funding Ltd.
Regatta XXI Funding Ltd.
Regatta XXIII Funding Ltd.
Regatta XXIV Funding Ltd.
each, as a Lender

By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Scott Lorinsky
	Name:	Scott Lorinsky
	Title:	Managing Director

BSSF II Ireland DAC, as a Lender

By:	/s/ Monica Ugidos
	Name:	Monica Ugidos
	Title:	Head of Trading and Sourcing Authorised Signatory

VOYA CLO 2012-4, LTD.
VOYA CLO 2013-1, LTD.
VOYA CLO 2013-2, LTD.
VOYA CLO 2013-3, LTD.
VOYA CLO 2014-1, LTD.
VOYA CLO 2014-2, LTD.
VOYA CLO 2014-4, LTD.
VOYA CLO 2015-1, LTD.
VOYA CLO 2015-3, LTD.
VOYA CLO 2016-1, LTD.
VOYA CLO 2016-2, LTD.
VOYA CLO 2016-3, LTD.
VOYA CLO 2017-1, LTD.
VOYA CLO 2017-2, LTD.
VOYA CLO 2017-3, LTD.
VOYA CLO 2017-4, LTD.
VOYA CLO 2018-1, LTD.
VOYA CLO 2018-2, LTD.
VOYA CLO 2018-3, LTD.
VOYA CLO 2018-4, LTD.
VOYA CLO 2019-1, LTD.
VOYA CLO 2019-2, LTD.
VOYA CLO 2019-3, LTD.
VOYA CLO 2019-4, LTD.
VOYA CLO 2020-1, LTD.
VOYA CLO 2020-2, LTD.
VOYA CLO 2020-3, LTD.,
each, as a Lender

By: Voya Alternative Asset Management LLC, as
Investment Manager

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President Portfolio Manager — Special Situations

Contrarian Funds, L.L.C., as a Lender

By:	/s/ Jon R. Bauer
	Name:	Jon R. Bauer
	Title:	Manager